Available-for-sale Investment	12 Months Ended
Dec. 31, 2014
Available-for-sale Investment [Abstract]
Available-for-sale Investment

8. Available-for-sale Investment

On October 22, 2014, the Company acquired series B convertible redeemable preferred shares of Particle Inc. (“Particle”), representing 9.34% of the equity interests, on an as-if converted basis with a total cash consideration of US$6.0 million (RMB36.8 million). Particle owns Yidian Zixun, a personalized news and life-style information application in China, which allows users to define and explore desired content over mobile device. As the Company does not expect to sell or redeem it within one year, it is classified as long-term available-for-sale investment and reported at fair value. As of December 31, 2014, total unrealized gains of RMB40.3 million (US$6.5 million) on available-for-sale investment were recorded in accumulated other comprehensive income.